EXHIBIT 99.1


                        CERTIFICATION OF PERIODIC REPORT

I, Robert A.  Bruggeworth,  President  and Chief  Executive  Officer of RF Micro
Devices,  Inc.  (the  "Company"),   certify  pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



              /S/ ROBERT A. BRUGGEWORTH
              -------------------------------------
              Robert A. Bruggeworth
              President and Chief Executive Officer
              February 11, 2003